UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: January 23, 2007

ImmunoCellular Therapeutics, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	33-17264-NY	11-2856146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Avenue of the Stars, 11th Floor Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 789-1213

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 23, 2007, Dr. John Yu was appointed Chairman of the Board of ImmunoCellular Therapeutics, Ltd. (“ICT”). Dr. Yu, a member of the full-time faculty in the Department of Neurosurgery at Cedars-Sinai Medical Center, previously was a director of ICT and its Chief Scientific Officer. Dr. Yu voluntarily resigned as ICT’s Chief Scientific Officer concurrently with becoming ICT’s Chairman of the Board. He succeeds Dr. Manfred Mosk, who voluntarily resigned as ICT’s Non-Executive Chairman of the Board on January 23, 2007. Dr. Mosk will continue as a member of ICT’s Board of Directors.

On January 23, 2007 ICT issued a press release reporting the above, a copy of which is attached to this Current Form on 8-K as Exhibit 99.1.

Item 9.01. Financial Statements And Exhibits

(d) Exhibit

Exhibit No.	Document
99.1	Press Release dated January 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoCellular Therapeutics, Ltd.

January 26, 2007	By:	/s/ David Wohlberg
	Name:	David Wohlberg
	Title:	President and Chief Operating Officer